EXHIBIT 32

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with this transition annual report of Industry Concept Holdings, Inc. (the “Company”) on Form 10-K for the period November 1, 2009 through December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 2, 2010	s/Greg Lorber_______________________ Greg Lorber, Chief Executive Officer

Dated: April 2, 2010	s/Matthew Milonas___________________ Matthew Milonas, Chief Financial Officer